                                                                   Exhibit 10.16

               CyberSource Internet Commerce Services Agreement

     This CyberSource Internet Commerce Suite Services Agreement (the "Agreement") is entered into as of May 1, 1999 (the "Effective Date") by and between CyberSource Corporation, a Delaware corporation ("CyberSource"), and Beyond.com, a Delaware corporation ("Customer").

     Customer desires to obtain and CyberSource is willing to supply certain Internet commerce services on the terms and subject to the conditions set forth in this Agreement.

     For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, CyberSource and Customer hereby agree as follows:

1.   Certain Definitions
     -------------------

The following definitions shall apply to this Agreement:

a) "Confidential Information." Any data or information, oral or written, treated as confidential that relates to either party's (or, if either party is bound to protect the confidentiality of any third party's information, such third party's) past, present, or future research, development or business activities, including any unannounced products and services, any information relating to services, developments, inventions, processes, plans, financial information, customer data, revenue, transaction volume, forecasts, projections, and the financial terms of this Agreement. Notwithstanding the foregoing, Confidential Information shall not be deemed to include information if: (i) it was already known to the receiving party prior to disclosure to the receiving party by the disclosing party or the date of this Agreement, whichever is earlier, as established by documentary evidence; (ii) it is in or has entered the public domain through no breach of this Agreement or other wrongful act of the receiving party; (iii) it has been rightfully received by the receiving party from a third party and without breach of any obligation of confidentiality of such third party to the owner of the Confidential Information; (iv) it has been approved for release by written authorization of the owner of the Confidential Information; (v) it has been independently developed by a party without access to the Confidential Information of the other party; or (vi) it is required to be disclosed pursuant to final binding order of a governmental agency or court of competent jurisdiction, provided that the owner of the Confidential Information has been given reasonable notice of the pendency of such an order and the opportunity to contest it.

b) "Intellectual Property." All (i) copyrights (including, without limitation, the right to reproduce, distribute copies of, display and perform the copyrighted work and to prepare derivative works), copyright registrations and applications, trademark rights (including, without limitation, registrations and applications), patent rights, trade names, trade secrets, moral rights, author's rights, privacy rights, publicity rights, algorithms, rights in packaging, goodwill and other proprietary rights, and all renewals and extensions thereof, regardless of whether any of such rights arise under the laws of the United States or any other state, country or jurisdiction; (ii) intangible legal rights or interests evidenced by or embodied in any idea, design, concept, technique, invention, discovery, enhancement or improvement, regardless of patentability, but including patents, patent applications, trade secrets, and know-how; and
(iii) all derivatives of any of the foregoing.

c) "CyberSource Internet Commerce Suite(SM)." Those Internet commerce services of CyberSource to be provided to Customer hereunder including, but not limited to, Credit Card Processing, Internet Fraud Screen, Fulfillment Messaging, Delivery Address Verification, Digital Delivery, Digital Warehousing, Tax Calculation, Policy Compliance, Export Compliance, and Digital Product Rights Management (each a "Service" and collectively the "Services").

d) "Products." Those products, content and/or services that CUstomer purports to own or have rights to, for which the Services will be rendered under this Agreement.

e) "Account." Customer identifier created and maintained in the CyberSource system to enable Customer's use of the Services.

[*]- CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2.   Services and Fees
     -----------------

a) Customer may add (an) additional Service(s) or Account(s) by submitting a Service Enhancement Request which shall be incorporated into this Agreement. Any Service or Account added subsequently to the execution of this Agreement will be provided to Customer at the then current price or at a price mutually agreed upon by the parties.

b) CyberSource will deliver to Customer an invoice for Services rendered during the billing period in the amounts set forth in the Price Annex to this Agreement on or near the fifteenth (15th) calendar day of each month following the month in which the Services are provided. Customer shall remit the amount(s) due under the invoice no later than thirty (30) calendar days from the date of said invoice.

c) Interest shall accrue at the lesser of 1.0% per month or the maximum amount permitted by applicable law for any fees that remain unpaid more than thirty
(30) calendar days past the date of the applicable invoice (the "Late Fee"). In the event of a dispute made in good faith as to the amount of fees, Customer agrees to remit payment on any undisputed amount(s) in accordance with Section 2(c) above; and, the Late Fee shall not accrue as to any disputed amounts unless not paid within thirty (30) calendar days after said dispute has been resolved by both parties and then shall only begin to so accrue after thirty (30) days from the date the dispute has been resolved by both parties.

d) After the initial term, CyberSource shall be entitled to revise any and all of the aforesaid fees provided that CyberSource gives written notice to Customer at least sixty (60) calendar days prior to the effective date of the fee change. For any service that becomes available after the Effective Date, CyberSource warrants that Customer will be charged fees no less favorable than as listed in the standard price schedule for direct merchants in effect at the time the service is offered. Furthermore, CyberSource warrants that the level of discount to be applied to the fee for any new service will be determined by the monthly volume of all Internet commerce services achieved by Customer for the relevant month.

e) Except as otherwise provided in this Agreement, Customer hereby grants CyberSource such royalty-free, limited, non-transferable, non-exclusive right, authorization, and license to Customer's Products as necessary in connection with the Products to perform the Services for Customer in accordance with this Agreement.

3.   Term and Termination
     --------------------

a) The initial term of this Agreement shall be one (1) year beginning from the Effective Date. Thereafter, this Agreement will renew automatically for additional terms of one (1) year ("Additional Term") unless (i) Customer provides written notice to CyberSource at least thirty (30) days prior to any such renewal that the Agreement shall not so renew, or (ii) CyberSource provides written notice to Customer at least sixty (60) days prior to any such renewal that the Agreement shall not so renew.

b)   [*]

c)   [*]

     i)   [*]

     ii)  [*]

d) In the event that CyberSource reasonably believes that Customer's conduct (including, without limitation, intentionally transmitting inaccurate and/or incomplete data to CyberSource) or its Products violate applicable law or pose a threat to CyberSource's systems, equipment, processes, or Intellectual Property (the "Threatening Condition"), CyberSource will provide Customer with notice of the Threatening Condition, upon receipt of which Customer agrees to exercise best efforts to cure said Threatening Condition. If in the reasonable and good faith determination of CyberSource, the Threatening Condition poses an imminent or actual threat to CyberSource's systems, equipment, processes, or Intellectual Property, Customer agrees to suspend any and all activity on Customer's Account until such threat is

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

cured; but, CyberSource may suspend the Account until the threat is cured if Customer does not suspend activity on the Account. In any event, CyberSource may terminate this Agreement without further requirement of notice if the Threatening Condition remains uncured more than thirty (30) calendar days after Customer is notified of the Threatening Condition.

e) The Agreement may be terminated by either party effective immediately with notice in the event that (i) the other party files a petition, in bankruptcy, seeking any reorganization, arrangement, composition, or similar relief under any law regarding insolvency or relief for debtors, or makes an assignment for the benefit of creditors; (ii) a receiver, trustee, or similar officer is appointed for the business or property of such party; (iii) any involuntary petition or proceeding, under bankruptcy or insolvency laws, is instituted against such party and not stayed, enjoined, or discharged within sixty (60) days; or (iv) the other party adopts a resolution for discontinuance of its business or for dissolution.

f) Except as otherwise provided in this Agreement, within thirty (30) calendar days of termination of this Agreement, each of the parties shall (i) return to the other party all materials belonging to the other party that constitutes said party's Confidential Information and Intellectual Property; or, (ii) destroy the other party's materials, Confidential Information, and Intellectual Property and submit to the other party a notice certifying such destruction.

4.   Intellectual Property
     ---------------------

a) Except as expressly set forth in this Agreement, neither party will acquire any right, title, or interest in the other's Intellectual Property. Except as otherwise provided in this Agreement, CyberSource agrees that as between CyberSource and Customer all right, title, and interest in any Products provided to CyberSource under this Agreement shall remain with Customer. Except as otherwise provided in this Agreement, Customer agrees that as between CyberSource and Customer all Intellectual Property originally created by CyberSource and its authorized agents and/or contractors in connection with this Agreement, including, without limitation, all fraud, export and other screening histories, and all documentation (in any and all media), renewals and extensions thereof, shall be entirely CyberSource's property, free of any claims whatsoever by Customer.

b) Customer agrees not to remove or export from the United States or re-export any Intellectual Property of CyberSource including, but not limited to, the CyberSource APIs, Client Libraries, or Client Development Kits, or any direct product(s) thereof.

c) Should Customer use CyberSource's Global Rights Registry Services to manage Customer's Intellectual Property, CyberSource will exercise commercially reasonable efforts to protect such Intellectual Property while under CyberSource's care.

5.   Confidential Information
     ------------------------

Each Party (the "Receiving Party") hereby agrees (i) to hold the other party's (the "Disclosing Party") Confidential Information in strict confidence and to take reasonable precautions to protect such Confidential Information (including, without limitation, all precautions the Receiving Party employs with respect to its own confidential materials), (ii) not to divulge any such Confidential Information or any information derived therefrom to any third person; (iii) not to make any use whatsoever at any time of such Confidential Information except as contemplated hereunder, (iv) not to remove or export from the United States or re-export any such Confidential Information or any direct product thereof, except in compliance with, and with all licenses and approvals required under applicable U.S. and foreign export laws and regulations, including, without limitation, those of the U.S. Department of Commerce, (v) not to copy or reverse engineer any such Confidential Information, and (vi) that any employee given access to any such Confidential Information must have a legitimate "need to know" and shall be similarly bound in writing.

6.   Limitation of Liability
     -----------------------

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a)   UNDER NO CIRCUMSTANCES (i) SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY
FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE, PROFITS OR BUSINESS, COSTS OF DELAY, COSTS OF LOST OR DAMAGED DATA OR DOCUMENTATION, OR SUCH PARTY'S LIABILITIES TO THIRD PARTIES ARISING FROM ANY SOURCE; OR (ii) SHALL EITHER PARTY BE LIABLE TO THE OTHER WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY AMOUNTS IN EXCESS, IN THE AGGREGATE, OF FEES PAID TO CYBERSOURCE HEREUNDER DURING THE TWELVE-MONTH PERIOD PRIOR TO THE DATE THE CAUSE OF ACTION AROSE. THE EXCLUSIONS AND LIMITATIONS OF THIS SECTION DO NOT APPLY TO ANY BREACH OF OBLIGATIONS HEREUNDER REGARDING CONFIDENTIALITY OR INTELLECTUAL PROPERTY, OR LIABILITY ARISING FOR BODILY INJURY OF A PERSON, OR IN STATES THAT PROHIBIT THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LIMITATIONS ON THE DURATION OF AN IMPLIED WARRANTY.

b) Customer shall bear (i) all collection risk (including, without limitation, credit card fraud and any other type of credit fraud) with respect to sales of its Products; and (ii) all responsibility and liability for the proper payment of all taxes which may be levied or assessed, including, without limitation, sales taxes.

c) Customer is solely responsible for maintaining complete backup records of all information relating to its customers' orders, inquiries and purchases and any other customer information, once such information has been provided to Customer by CyberSource.

d) Both parties agree that CyberSource has no obligation to monitor or regulate the content of the Products or to ascertain Customer's right to have CyberSource perform the Services with respect to the Products under this Agreement.

7.   Representations and Warranties
     ------------------------------

a)   [*]

b) CyberSource hereby warrants that, to the best of its knowledge, (i) the Services do not infringe the Intellectual Property rights of any third party;
(ii) that any software created by CyberSource to perform the Services hereunder is Year 2000 compliant, in that, it will accurately process, address, store, and calculate date and time data from, into, and beyond the calendar years 1999, 2000, and 2001 A.D. including leap year calculations and that it will not produce abnormal or invalid results or cease operations due to the change from calendar years 1999, 2000, 2001 A.D., and beyond; and (iii) that any software created and used by CyberSource to perform the Services under this Agreement will be virus-free.

c)   Customer hereby represents and warrants that, to the best of its knowledge,
(i) the Products do not infringe upon any third party Intellectual Property Rights and are not defamatory, libelous, or obscene; (ii) that Customer has all necessary authorizations to permit CyberSource to perform the Services with respect to the Products; and (iii) that Customer has obtained all necessary governmental permits, licenses, and authorizations for the distribution of the Products to the territories, countries, and entities that are contained in instructions to CyberSource.

d) EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, CYBERSOURCE HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE SERVICES, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT AND ANY IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE.

8.   Indemnification
     ---------------

a) Each Party (the "Indemnifying Party") will defend at its expense any legal cause of action brought against the other party (the "Indemnified Party"), to the extent that such cause of action is based upon a

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED TO THE OMITTED PORTIONS.

claim that any services or products of the Indemnifying Party provided hereunder infringe a copyright, United States patent, trade secret, or other intellectual property rights of a third party (other than claims relating to conducting Internet commerce generally). The Indemnifying Party will pay those costs and damages finally awarded against the Indemnified Party which are attributable to any such claim, provided that (i) Indemnified Party notifies Indemnifying Party in writing immediately after Indemnified Party becomes aware of such claim or the possibility thereof; and, (ii) Indemnifying Party has sole control of the settlement, compromise, negotiation, and defense of any such action; and, (iii) Indemnified Party cooperates, in good faith, in the defense of any such legal action.

b) Should any of Indemnifying Party's products or services become, or in Indemnifying Party's opinion is highly likely to become, the subject of a claim of infringement, Indemnifying Party may, at its option, (i) obtain the right for Indemnified Party to continue using the Services; (ii) replace or modify the Indemnifying Party's products and services so it is no longer infringing or reduces the likelihood that it will be determined to be infringing; or (iii) if neither of the foregoing options is commercially reasonable, terminate this Agreement, provided that Indemnifying Party refunds any fees received from or remits any amounts due to Indemnified Party hereunder, whichever applicable.

c) Indemnifying Party shall have no liability for any claim of infringement based on (i) products or services of the Indemnifying Party which have been modified by parties other than Indemnifying Party; (ii) Indemnified Party's use of Indemnifying Party's products or services in conjunction with data where use with such data gave rise to the infringement claim; or (iii) Indemnified Party's use of Indemnifying Party's products or services with non-Indemnifying Party software, where use with such other software or hardware gave rise to the infringement claim.

9.   Marketing
     ---------

CyberSource shall be entitled to disclose the existence of the relationship formed hereunder between Customer and CyberSource through the use of media releases, public announcements, and customer reference materials. CyberSource agrees to use commercially reasonable efforts to coordinate the release of its announcements in conjunction with related announcements of the other party. Customer hereby grants CyberSource a limited, non-exclusive, non-transferable royalty-free license to use its trademarks and service marks ("Logos") solely for the issuance of media releases and public announcements; provided that CyberSource agrees to change, at CyberSource's expense, any displays of Logos which Customer reasonably determines to be a misuse of the Logos.

10.  Relationship of Parties
     -----------------------

The parties shall perform all of their duties under this Agreement as independent contractors. Nothing in this Agreement shall be construed to give either party the power to direct or control the daily activities of the other party, or to constitute the parties as principal and agent, employer and employee, franchiser and franchisee, partners, joint venturers, co-owners, or otherwise as participants in a joint undertaking. The parties understand and agree that, except as specifically provided in this Agreement, neither party grants the other party the power or authority to make or give any agreement, statement, representation, warranty, or other commitment on behalf of the other party, or to enter into any contract or otherwise incur any liability or obligation, express or implied, on behalf of the other party, or to transfer, release, or waive any right, title, or interest of such other party.

11.  Governing Law; Consent to Jurisdiction
     --------------------------------------

This Agreement will be deemed entered into in California and will be governed by and interpreted in accordance with the laws of the State of California, excluding (i) that body of law known as conflicts of law and (ii) the United Nations Convention on Contracts for the International Sale of Goods. The parties agree that any dispute arising under this Agreement, which is not subject to
Section 12 below, will be resolved in the state or federal courts in Santa Clara County, California, and the parties hereby expressly consent to jurisdiction therein.

12.  Arbitration
     -----------

Except that the parties shall be entitled to apply to the courts for mandatory or injunctive equitable relief, any controversy or claim arising out of or relating to this Agreement, or the breach thereof, will be settled by arbitration before an arbitrator mutually agreed upon by the parties and in accordance with the rules then prevailing of the American Arbitration Association, and judgment upon the reward rendered by the arbitrators may be entered in any court having jurisdiction thereof. In any such proceeding the arbitrators shall make every reasonable effort to resolve the matter expeditiously and to reduce the costs of the proceeding, by limiting discovery and other means; and neither party shall be entitled under any circumstances to receive punitive damages. Unless the parties otherwise agree in writing, such arbitration shall be conducted in San Jose, California, and the parties consent to jurisdiction and venue in the courts of California located in Santa Clara County, California. Judgment of arbitrator shall be final and binding. Each party hereto waives its right to an appeal and/or a jury.

13.  Assignment
     ----------

This Agreement may not be transferred or assigned by either party without the prior written consent of the other party. Any attempts by either party to assign any of its rights or delegate any of its duties hereunder without the prior written consent of the other party shall be null and void.

14.  Employee Hiring
     ---------------

During the term of this Agreement and for six (6) months thereafter, neither party shall directly solicit or recruit any employee or consultant of the other party for itself or for any other company or individual, without the prior written consent of the other party. Nothing in the foregoing sentence shall be construed to prevent either party from hiring an employee of the other party resulting from (i) advertising of open positions, participating in job fairs or the like, or other forms of soliciting candidates for employment which are general in nature or not directed specifically and solely at a given employee of the other party, (ii) unsolicited inquiries about employment opportunities or possibilities from headhunters or other agents acting for unidentified principals, or (iii) unsolicited inquiries about employment opportunities from any employee.

15.  Force Majeure
     -------------

Neither party hereto shall be responsible for any failure to perform its obligations under this Agreement (other than obligations under Sections 4 and 5) if such failure is caused by acts of God, war, strikes, revolutions, lack or failure of transportation facilities, laws or governmental regulations or other causes that are beyond the reasonable control of such party. Obligations hereunder, however, shall in no event be excused but shall be suspended only until the cessation of any cause of such failure. In the event that such force majeure should obstruct performance of this Agreement for more than thirty (30) calendar days, the parties hereto shall consult with each other to determine whether this Agreement should be modified or terminated. The party facing an event of force majeure shall use commercially reasonable efforts to remedy that situation as well as to minimize its effects. A case of force majeure shall be notified to the other party by facsimile within five (5) days after its occurrence and shall be confirmed by a letter.

16.  Entire Agreement
     ----------------

This Agreement constitutes and contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior oral or written agreements. Each party acknowledges and agrees that the other has not made any representations, warranties or agreements of any kind, except as expressly set forth herein.

17.  Modifications, Amendments, and Waivers
     --------------------------------------

a) This Agreement may not be modified or amended, including by custom, usage of trade, or course of dealing, except by an instrument in writing signed by duly authorized employees of both of the parties hereto.

b) The waiver by either party of a breach of any provision contained herein shall be in writing and shall in no way be construed as a waiver of any subsequent breach of such provision or the waiver of the provision itself.

18.  Counterparts
     ------------

This Agreement may be executed in counterparts, including counterpart transmitted by facsimile, each of which shall be deemed an original, and all such counterparts shall constitute one and the same agreement.

19.  Survival
     --------

The provisions of this Agreement relating to payment of any fees or other amounts owed, payment of any interest on unpaid fees, confidentiality, warranties, limitation of liability, and indemnity shall survive any termination or expiration of this Agreement.

20.  Severability
     ------------

If any provision of this Agreement shall be held illegal or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

21.  Headings
     --------

The headings in this Agreement are intended for convenience or reference and shall not affect the Agreement's interpretation.

22.  Notices
     -------

Any notice, approval, request, authorization, direction or other communication under this Agreement shall be given in writing at the address set forth below and shall be deemed to have been delivered and given for all purposes (i) on the delivery date, if delivered personally to the party to whom the same is directed; (ii) one (1) business day after deposit with a commercial overnight carrier, with written verification of receipt; and (iii) upon completion of transmission, if sent via facsimile with a confirmation of successful transmission.

     In witness whereof, the parties have executed this Agreement, as of the date first above written:


BEYOND.COM

1195 West Fremont Ave
Sunnyvale, CA 94087
Phone: (408) 616-4200    Fax: (408) 530-0800


By:              /s/ Gordon Jones
            -------------------------------------------------------------
                 (Signature of Customer's authorized employee)

Name:            Gordon Jones      Title:   Chief Information Officer
            --------------------         --------------------------------

E-mail:     _____________________________________________________________

Date:            August 31, 1999
            -------------------------------------------------------------



CYBERSOURCE CORPORATION

550 S. Winchester Boulevard, 3/rd/ Floor
San Jose, CA 95128-2545
Phone: (408) 556-9100    Fax: (408) 241-8270

By:              /s/ David J. Kim
            -------------------------------------------------------------
                 (Signature of authorized CyberSource employee)

Name:            David J. Kim      Title:   Corporate Counsel
            -------------------          --------------------------------

E-mail:     _____________________________________________________________

Date:            August 31, 1999
            -------------------------------------------------------------

                [*]


[*]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                     CyberSource Internet Commerce Suite(SM)
                               Price Annex:  [*]

--------------------------------------------------------------------------------
I.        Transaction Services
--------------------------------------------------------------------------------
                                                           [*]
                                                           [*]
     Payment Services
     Credit Card Processing (authorization,          [*]
     settlement, credit)

     Risk Management Services
     Internet Fraud Screen

     Fulfillment Management Services
     Fulfillment Messaging
     Delivery Address Verification
     Digital Delivery
                 SmartCert Validated Certificate
                 SmrtCert Promotional Tab
                 Digital Download
                 Portland Download (ics_download)

     Tax Services
     US and Canadian Tax Calculation
     (does not include VAT tax calculation)

     Distribution Control Services
     Policy Compliance
     Export Compliance
     Digital Product Rights Management
                 SmartCert Auto Registration

--------------------------------------------------------------------------------
II.       New Transaction Services
--------------------------------------------------------------------------------
   [*]

--------------------------------------------------------------------------------
III.      Non-transaction services: NOT included [*].
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GRR
Services
--------------------------------------------------------------------------------
     CyberSource Assisted Sm@rtCert Registration  $[*]
                 Rush (within 24 hours)           $[*]
     Product Mapping                              $[*]
     Download Only                                $[*]
     Assembly Line Packing                        $[*]
     [*]

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     SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED
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                                                Customer's Initials:____________

                                       1
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                     CyberSource Internet Commerce Suite(SM)
                               Price Annex:  [*]
                                  (continued)

--------------------------------------------------------------------------------
EDI Services                                               [*]
--------------------------------------------------------------------------------
     Per Doc Type (e.g., 850, 855, 856)                     $[*]
     New Account IDs                                       [*]

--------------------------------------------------------------------------------
Other
Services
--------------------------------------------------------------------------------
     On-Site Training                                       $[*]
     On-Site System Engineer Support                        $[*]
     Remote System Engineer Support                         $[*]
     Additional Merchant ID's                               $[*]
     Additional Fulfillment House Setup                     $[*]

--------------------------------------------------------------------------------
[*]
--------------------------------------------------------------------------------

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                                   ---------------
          [*]                            [*]
                                   ===============



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                                                 Customer's Initials:___________

                                       2
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                              SUPPORT ANNEX: [*]


[*]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                    Customer's Initial: ________

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